                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   ----------

         Date of Report (Date of earliest event reported): JUNE 27, 2002

                                   ----------

                     UNITED BANCORPORATION OF ALABAMA, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                         2-78572                          63-0833573
 (State or other jurisdiction of      (Commission File Number)     (IRS Employer Identification No.)
         incorporation)

        P.O. DRAWER 8, ATMORE, ALABAMA                               36504
   (Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (251) 368-2525

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                                                        Exhibit Index at page: 4



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ITEM 5. OTHER EVENTS

         On June 27, 2002, the Registrant raised approximately $4 million in net proceeds from an offering of "trust preferred" securities in a private placement conducted as a part of a pooled offering pursuant to an agreement with SAMCO Capital Markets, a division of Service Asset Management Company (the "Placement Agent"). The proceeds are to be used for general corporate purposes.

         The Registrant formed a wholly-owned Delaware business trust subsidiary, United Bancorp Capital Trust I (the "Trust"), for the specific purpose of: (1) investing in the Registrant's Floating Rate Junior Subordinated Deferrable Interest Debentures (the "Debt"), due June 30, 2032; (2) selling Trust Preferred Securities (the "Preferred Securities") to certain institutional investors; and (3) issuing Common Securities (the "Common Securities") to the Registrant.

         Effective as of June 27, 2002, the Registrant and the Trust entered into a Placement Agreement with the Placement Agent. On June 27, 2002, the Registrant issued $4,125,000 in Debt to the Trust. Concurrently, the Trust issued $4 million of the Preferred Securities to the Placement Agent and $125,000 of the Common Securities to the Registrant. The Debt was purchased by the Trust concurrently with the Trust's issuance of the Preferred Securities and the Common Securities. The proceeds to the Registrant, net of the Placement Agent's fees and other offering expenses, was approximately $4 million, which will be treated as Tier I capital for regulatory purposes.

         The interest on the Notes will be deductible and paid by the Registrant and represents the sole source of the Trust's revenues available for distributions to the holders of the Preferred Securities. The undertakings of the Registrant with regard to the issuance are the Registrant's guarantee of the Trust's obligations pursuant to the Amended and Restated Trust Agreement filed herewith as Exhibit 4.2 and the Trust Preferred Securities Guarantee Agreement filed herewith as Exhibit 4.3.

         The Registrant has the right, assuming that no default has occurred regarding the Debt, to defer interest payments on the Debt, at any time and for a period of up to twenty consecutive calendar quarters.

         The Preferred Securities will mature concurrently with the Debt on June 30, 2032; but can be called after June 30, 2007 or earlier upon the occurrence of a "Special Event," as defined in Exhibit 4.1 attached hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements

                  Not applicable.

         (b)      Pro Forma Financial Information

                  Not applicable.



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


         (c)      List of Exhibits

Number                                                   Description
------                                                   -----------
1.1            Placement Agreement for Floating Rate Cumulative Trust Preferred Securities of United Bancorp
               Capital Trust I effective as of June 27, 2002 among the Registrant, United Bancorp Capital Trust I and SAMCO Capital Markets, a division of Service Asset Management Company

4.1            Indenture effective as of June 27, 2002, by and between the Registrant and Wells Fargo Bank,
               National Association, as Trustee

4.2            United Bancorp Capital Trust I Amended and Restated Trust Agreement effective as of June 27, 2002, among the Registrant as Depositor, Wells Fargo Bank, National Association, as Property Trustee,
               Wells Fargo Delaware Trust Company, as Resident Trustee and Robert R. Jones, III, Mitchell D.
               Staples and Charles E. Karrick, as Administrative Trustees

4.3            Trust Preferred Securities Guarantee Agreement effective as of June 27, 2002, by and between the
               Registrant and Wells Fargo Bank, National Association

4.4            Form of Common Security Certificate

4.5            Form of Floating Rate Cumulative Trust Preferred Security Certificate

4.6            Form of Floating Rate Junior Subordinated Deferrable Interest Debenture of the Registrant

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 UNITED BANCORPORATION OF ALABAMA, INC.


Date: July 18, 2002              By:  /s/ Robert R. Jones, III
      ------------                    -----------------------------------------
                                        Robert R. Jones, III
                                        President and Chief Executive Officer



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



                                  EXHIBIT INDEX

Number                                                   Description
------                                                   -----------
1.1            Placement Agreement for Floating Rate Cumulative Trust Preferred Securities of United Bancorp
               Capital Trust I effective as of June 27, 2002 among the Registrant, United Bancorp Capital Trust I and SAMCO Capital Markets, a division of Service Asset Management Company

4.1            Indenture effective as of June 27, 2002, by and between the Registrant and Wells Fargo Bank,
               National Association, as Trustee

4.2            United Bancorp Capital Trust I Amended and Restated Trust Agreement effective as of June 27, 2002, among the Registrant as Depositor, Wells Fargo Bank, National Association, as Property Trustee,
               Wells Fargo Delaware Trust Company, as Resident Trustee and Robert R. Jones, III, Mitchell D.
               Staples and Charles E. Karrick, as Administrative Trustees

4.3            Trust Preferred Securities Guarantee Agreement effective as of June 27, 2002, by and between the
               Registrant and Wells Fargo Bank, National Association

4.4            Form of Common Security Certificate

4.5            Form of Floating Rate Cumulative Trust Preferred Security Certificate

4.6            Form of Floating Rate Junior Subordinated Deferrable Interest Debenture of the Registrant



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